UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-22724

Exact name of registrant as specified in charter:	PGIM Global High Yield Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2021

Date of reporting period:	1/31/2021

Item 1 – Reports to Stockholders

PGIM GLOBAL HIGH YIELD FUND, INC.

SEMIANNUAL REPORT

JANUARY 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of January 31, 2021 were not audited and, accordingly, no auditor’s opinion is expressed on them.

PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the semiannual report for the PGIM Global High Yield Fund, Inc. informative and useful. The report covers performance for the six-month period ended January 31, 2021.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global High Yield Fund, Inc.

March 15, 2021

PGIM Global High Yield Fund, Inc.	3

Your Fund’s Performance

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain more recent performance data by visiting our website at pgim.com/investments.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in below- investment-grade fixed income instruments of issuers located around the world, including emerging markets.

Performance Snapshot as of 1/31/21
Price Per Share	Total Return for Six Months Ended 1/31/21
$16.48 (NAV)	10.64%
$14.47 (Market Price)	14.92%

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 1/31/21
Duration	5.3 years	Average Maturity	6.5 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

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Credit Quality expressed as a percentage of total investments as of 1/31/21 (%)
BBB	0.8
BB	34.7
B	38.2
CCC	22.7
CC	0.1
D	0.2
Not Rated	1.1
Cash/Cash Equivalents	2.2
Total Investments	100.0

Credit ratings reflect the highest rating assigned by an NRSRO such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 1/31/21
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 1/31/21
$0.630	$0.105	8.71%

Yield at Market Price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of January 31, 2021.

PGIM Global High Yield Fund, Inc.	5

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Global High Yield Fund, Inc.’s shares returned 14.92% based on market price and 10.64% based on net asset value (NAV) in the six-month reporting period that ended January 31, 2021. For the same period, the Bloomberg Barclays Global High Yield 2% Issuer Constrained (USD Hedged) Index (the Index) returned 6.69%, including reinvestment of dividends.

What were the market conditions?

Global high yield markets rallied sharply during the six months ended January 31, 2021 as investors responded to unprecedented monetary and fiscal stimulus programs, improving economic data, better-than-expected corporate earnings, and the initial rollout of the COVID-19 vaccines. Investors appeared to look past rising virus cases and mounting hospitalizations, betting that fiscal and monetary support would continue to bolster global economies and provide stability to the financial markets. The passage of new fiscal stimulus in the US and a Brexit trade deal also boosted sentiment. Meanwhile, heavy inflows into high yield funds, attractive valuations, and a global search for yield provided a strong technical backdrop.

In US high yield, spreads on the Bloomberg Barclays US High Yield 1% Issuer Constrained Index tightened by 135 basis points (bps) to end the six-month period at 366 bps. (One basis point equals 0.01%). For perspective, spreads on the Index ended the period just 25 bps wider than the start of 2020 after widening to as high as 1,100 bps in late March. By quality, lower-quality (CCC-rated) credits outperformed their higher-quality (BB-rated and B-rated) peers (within the Index) during the six months ended January 31, 2021. Flows into US high yield bond mutual funds were strongly positive over the period, with net inflows totaling a record $44 billion in full-year 2020 before posting an outflow of $3.6 billion the last month of the period. As of January 2021, the trailing 12-month par-weighted US high yield default rate was 6.04%.

In Europe, spreads on the ICE BofAML European Currency High Yield Index tightened by 145 bps to end the period at 359 bps, continuing the strong bounce-back from the wides of 884 bps in March 2020 as strong clinical vaccine trial results and the initial distribution of the COVID vaccines outweighed rising virus cases and mounting hospitalizations. By quality, CCC-rated bonds outperformed their higher-rated (BB and B) counterparts (within the Index) despite near-term risks associated with the new COVID strain and the potential for renewed lockdowns.

Emerging market debt continued to recover during the six months ended January 31, 2021, posting strong returns amid the initial rollout of the vaccines, ongoing economic recovery, and attractive valuations. While emerging market assets were severely impacted by the pandemic-induced growth and liquidity shock, they recovered meaningfully with the unprecedented monetary and fiscal accommodation that followed. Emerging market hard

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currency spreads, as measured by the JP Morgan EMBI Global Diversified Index, tightened 88 bps to end the period at 352 bps, recovering 86% from the March selloff. Emerging market corporate spreads, as measured by the CEMBI Broad Diversified Index, tightened 79 bps to end the period at 312 bps.

What worked?

•	Beta positioning and security selection were the largest contributors to performance for the six-month period. Sector allocation also contributed.

•

In the US and Canada, overweights to the upstream and midstream energy, gaming/lodging/leisure, aerospace & defense, automotive, media & entertainment, and retailers & restaurants sectors (relative to the Index) added to performance. In developed Europe, overweights to the travel & transport, gaming, and food sectors, along with an underweight to the telecom sector (relative to the Index), were positive. Emerging Markets positioning was highlighted by overweights in Jamaica and Angola and an underweight in China (relative to the Index).

•	Overweights to US and Canada upstream energy issuers Chesapeake Energy, Ascent Resources Utica Holdings, and Antero Resources (relative to the Index) were amongst the biggest single name contributors.

•	Having more beta in the Fund relative to the Index, on average over the period, contributed to returns.

What didn’t work?

•

Although overall sector allocation was a contributor, overweights to healthcare & pharmaceuticals, cable & satellite, and electric utilities (relative to the Index) in the US and Canada hurt performance. In developed Europe, overweights to leisure and auto parts (relative to the Index) were negative.

•

Overweights to Emerging Market issuer Argentina and developed Europe issuer Stonegate Pub Co LTD (leisure), as well as an underweight to US and Canada issuer Community Health Systems (healthcare & pharmaceuticals) were negative.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage contributed positively to NAV performance and shareholder distributions, as both the returns and income earned on the securities purchased exceeded the cost of borrowing. As of January 31, 2021, the Fund had borrowed $254 million and was 27.4% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was 26.8%.

PGIM Global High Yield Fund, Inc.	7

Strategy and Performance Overview (continued)

Did the Fund use derivatives?

Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions not denominated in US dollars. The derivatives helped immunize any impact from fluctuating currencies outside of the US dollar. The Fund also utilized credit derivatives to manage its overall risk profile. The impact on fund performance was positive.

Current outlook

PGIM Fixed Income remains constructive on US high yield bonds given the enormous monetary and fiscal responses seen to date, with optimism around the vaccines, an ongoing search for yield, a decline in defaults, an increase in M&A activity, and a market that is of higher quality than before the crisis among the factors expected to drive spread compression going forward. Although further lockdowns may suppress high yield spread compression over the near term, PGIM Fixed Income continues to expect spreads to tighten over the medium term.

PGIM Fixed Income also maintains a constructive view on European high yield over the medium and long term but remains cautious over the near term amid news of the new COVID strain and the potential for an increase in the severity of lockdowns. Despite the economic stress, PGIM Fixed Income believes default rates will remain below 2.0% in European high yield in 2021. In terms of positioning, PGIM Fixed Income is currently broadly running above market-level risk, with investments weighted towards the best relative value opportunities given the evolving backdrop.

PGIM Fixed Income is also constructive on emerging market debt given the continued rollout of the vaccines, ongoing global recovery, attractive valuations, and global search for yield. On a relative value basis, emerging market, BB-rated bonds and high yield spreads continue to look attractive versus their US counterparts, which PGIM Fixed Income believes will likely drive continued inflows in 2021.

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Benchmark Definitions

Bloomberg Barclays Global High Yield 2% Issuer Constrained (USD Hedged) Index—The Bloomberg Barclays Global High Yield 2% Issuer Constrained (USD Hedged) Index (the Index) is an unmanaged index which covers the universe of non-investment-grade debt in the United States, developed markets and emerging markets. Issuers are capped at 2% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “GHY,” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XGHYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

PGIM Global High Yield Fund, Inc.	9

Schedule of Investments  (unaudited)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 133.9%

BANK LOANS 9.3%

Canada 0.3%

Xplornet Communications, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%	4.871%(c)	06/10/27		2,065	$2,081,830

Germany 0.4%

Speedster Bidco GmbH, Second Lien Term Loan, 6 Month EURIBOR + 6.250% (Cap N/A, Floor 0.000%)	6.250(c)	03/31/28	EUR	2,075	2,495,033

Luxembourg 1.1%

Galileo Global Education Finance Sarl, Second Lien Term Loan, 6 Month EURIBOR + 6.000% (Cap N/A, Floor 0.000%)^	6.000(c)	11/12/27	EUR	3,100	3,686,765
Intelsat Jackson Holdings SA, Tranche B-5 Term Loan	8.625	01/02/24		3,695	3,749,501

					7,436,266

Saint Lucia 0.3%

Digicel International Finance Ltd., First Lien Initial Term B Loan, 1 - 6 Month LIBOR + 3.250%	3.510(c)	05/27/24		2,468	2,297,408

United Kingdom 1.1%

EG Finco Ltd., Second Lien Term Loan, 3 Month EURIBOR + 7.750%	8.750(c)	04/20/26	EUR	2,916	3,481,314
Tilney Group Ltd., Facility B Loan, 3 Month GBP LIBOR + 4.000%	4.526(c)	12/17/25	GBP	3,025	4,082,533

					7,563,847

United States 6.1%

Ascent Resources Utica Holdings LLC, Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000(c)	11/01/25		3,610	3,952,950
Asurion LLC,
Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%	6.621(c)	08/04/25		2,635	2,634,627
Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%	6.621(c)	01/29/28		1,075	1,075,000

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    11

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (Continued)

United States (cont’d.)

CEC Entertainment, Inc.,
Term B Loan, 6 Month LIBOR + 6.500%	10.250%(c)	12/30/25		159	$190,773
Term B Loan, 6 Month LIBOR + 9.250%	7.500(c)	12/30/27		174	167,142
Championx Holding, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR
+ 7.250%	8.250(c)	06/13/25		2,450	2,449,490
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 8.000% (Cap
N/A, Floor 1.000%)	9.000(c)	06/24/24(d)		3,875	4,697,229
Citgo Petroleum Corp., 2019 Incremental Term B Loan, 3 Month LIBOR
+ 6.250%	7.250(c)	03/28/24		784	777,174
Diamond BC BV,
Initial Euro Term Loan, 1 Month EURIBOR + 3.250% (Cap N/A, Floor 0.000%)	3.250(c)	09/06/24	EUR	2,525	3,038,112
Greeneden U.S. Holdings II LLC,
B-4 Dollar Term Loan, 1 Month LIBOR + 4.000%	4.750(c)	12/01/27		575	576,725
Heritage Power LLC,
Term Loan B, 6 Month LIBOR + 6.000%	7.000(c)	07/30/26		2,610	2,500,946
iHeartCommunications, Inc.,
Second Amendment Incremental Term Loan, 1
Month LIBOR + 4.000%	4.750(c)	05/01/26		771	770,803
Informatica LLC,
Second Lien Initial Loan	7.125	02/25/25		800	817,000
Milano Acquisition Corp.,
Term B Loan, 3 Month LIBOR + 4.000%	4.750(c)	10/01/27		1,025	1,025,427
Navistar, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.500%	3.630(c)	11/06/24		2,785	2,776,107
Playtika Holding Corp.,
Term B Loan, 3 Month LIBOR + 6.000%	7.000(c)	12/10/24		2,613	2,624,162
Stonegate Pub Co. Ltd.,
First Lien Initial Term B Loan, 6 Month GBP
LIBOR + 8.500%^	8.700(c)	03/03/28	GBP	5,900	7,194,658
TIBCO Software, Inc.,
Second Lien Term Loan, 1 Month LIBOR + 7.250%	7.380(c)	03/04/28		1,800	1,818,000

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

United States (cont’d.)

Tiger Merger Sub Co.,
Non-FILO Term Loan, 1 Month LIBOR + 3.500%	3.621%(c)	06/30/25	923	$927,589
Windstream Services LLC,
Initial Term Loan, 1 Month LIBOR + 6.250%	7.250(c)	09/21/27	820	805,440

				40,819,354

TOTAL BANK LOANS
(cost $59,505,175)				62,693,738

CONVERTIBLE BOND 0.0%

Jamaica

Digicel Group 0.5 Ltd.,
Sub. Notes, 144A, Cash coupon 7.000% or PIK
N/A
(cost $1,459)	7.000	02/16/21(oo)	38	12,946

CORPORATE BONDS 107.1%

Argentina 0.3%

MercadoLibre, Inc.,
Gtd. Notes	3.125	01/14/31	326	328,334
YPF SA,
Sr. Unsec’d. Notes, 144A	6.950	07/21/27	1,752	1,074,018
Sr. Unsec’d. Notes, 144A	8.500	03/23/25	462	378,450
Sr. Unsec’d. Notes, 144A	8.500	07/28/25	300	202,644

				1,983,446

Bahrain 0.4%

Oil & Gas Holding Co. BSCC (The),
Sr. Unsec’d. Notes(aa)	7.500	10/25/27	1,000	1,135,065
Sr. Unsec’d. Notes(aa)	8.375	11/07/28	780	913,212
Sr. Unsec’d. Notes, 144A(aa)	7.625	11/07/24	380	423,605

				2,471,882

Belarus 0.1%

Development Bank of the Republic of Belarus JSC,
Sr. Unsec’d. Notes, 144A	6.750	05/02/24	850	863,079

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    13

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Brazil 3.9%

Banco Votorantim SA, Sr. Unsec’d. Notes, 144A, MTN(aa)	4.500%	09/24/24	1,120	$1,187,522
Embraer Netherlands Finance BV, Gtd. Notes, 144A(aa)	6.950	01/17/28	2,055	2,310,837
JSM Global Sarl, Gtd. Notes	4.750	10/20/30	600	632,658
MARB BondCo PLC, Gtd. Notes, 144A(aa)	3.950	01/29/31	830	825,785
NBM US Holdings, Inc., Gtd. Notes, 144A(aa)	7.000	05/14/26	1,000	1,073,710
Petrobras Global Finance BV,
Gtd. Notes	5.600	01/03/31	5,850	6,520,432
Gtd. Notes	5.999	01/27/28	2,000	2,344,252
Gtd. Notes	6.900	03/19/49	2,140	2,573,896
Gtd. Notes	7.375	01/17/27	2,890	3,614,091
Gtd. Notes	8.750	05/23/26	3,740	4,936,414

				26,019,597

Burkina Faso 0.1%

IAMGOLD Corp., Gtd. Notes, 144A(aa)	5.750	10/15/28	975	997,572

Canada 3.7%

1011778 BC ULC/New Red Finance, Inc., Sec’d. Notes, 144A(aa)	4.000	10/15/30	1,150	1,141,524
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.500	12/01/24	2,975	2,866,351
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	275	257,239
Sr. Unsec’d. Notes, 144A(aa)	7.875	04/15/27	1,150	1,061,414
Sr. Unsec’d. Notes, 144A(aa)	8.750	12/01/21	5,825	6,102,703
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., Gtd. Notes, 144A(aa)	4.875	02/15/30	1,275	1,307,663
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., Sr. Sec’d. Notes, 144A	5.000	12/31/26	200	204,059
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	03/01/30	825	859,089
Sr. Unsec’d. Notes, 144A(aa)	5.250	12/15/27	1,275	1,344,292
MEG Energy Corp.,
Gtd. Notes, 144A	5.875	02/01/29	675	670,101

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Canada (cont’d.)

MEG Energy Corp., (cont’d.)
Gtd. Notes, 144A	7.000%	03/31/24		550	$557,443
Gtd. Notes, 144A(aa)	7.125	02/01/27		1,027	1,061,115
New Gold, Inc.,
Gtd. Notes, 144A(aa)	6.375	05/15/25		496	513,360
Sr. Unsec’d. Notes, 144A(aa)	7.500	07/15/27		1,010	1,090,870
Precision Drilling Corp., Gtd. Notes, 144A(aa)	7.125	01/15/26		3,475	3,372,382
Primo Water Holdings, Inc., Gtd. Notes, 144A	3.875	10/31/28	EUR	2,000	2,484,689

					24,894,294

Chile 0.0%

VTR Finance NV, Sr. Unsec’d. Notes, 144A	6.375	07/15/28		205	222,986

China 0.4%

Sunac China Holdings Ltd.,
Sr. Sec’d. Notes	7.250	06/14/22		365	374,332
Sr. Sec’d. Notes	7.875	02/15/22		1,000	1,020,545
Yuzhou Group Holdings Co. Ltd.,
Sr. Sec’d. Notes	7.700	02/20/25		900	955,662
Sr. Sec’d. Notes	8.500	02/26/24		400	429,701

					2,780,240

Colombia 0.1%

Millicom International Cellular SA, Sr. Unsec’d. Notes, 144A	4.500	04/27/31		700	743,971

Costa Rica 0.0%

Autopistas del Sol SA, Sr. Sec’d. Notes	7.375	12/30/30		351	341,965

France 3.6%

Goldstory SASU, Sr. Sec’d. Notes, 144A	5.375	03/01/26	EUR	1,250	1,516,937
La Financiere Atalian SASU,
Gtd. Notes(aa)	4.000	05/15/24	EUR	3,400	3,879,859
Gtd. Notes(aa)	5.125	05/15/25	EUR	1,375	1,578,254

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    15

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

France (cont’d.)

Loxam SAS,
Sr. Sub. Notes(aa)	4.500%	04/15/27	EUR	1,630	$1,894,107
Sr. Sub. Notes(aa)	5.750	07/15/27	EUR	1,550	1,890,408
Sr. Sub. Notes, 144A(aa)	4.500	04/15/27	EUR	2,400	2,788,869
Parts Europe SA,
Sr. Sec’d. Notes	6.500	07/16/25	EUR	800	1,009,581
Sr. Sec’d. Notes, 144A	6.500	07/16/25	EUR	2,025	2,555,501
Picard Bondco SA, Gtd. Notes	5.500	11/30/24	EUR	5,835	7,236,096

					24,349,612

Germany 1.6%

Cheplapharm Arzneimittel GmbH, Sr. Sec’d. Notes, 144A	5.500	01/15/28		275	282,959
Nidda BondCo GmbH, Gtd. Notes(aa)	5.000	09/30/25	EUR	2,068	2,524,692
Techem Verwaltungsgesellschaft 674 mbH, Sr. Sec’d. Notes(aa)	6.000	07/30/26	EUR	2,350	2,958,787
Vertical Holdco GmbH,
Sr. Unsec’d. Notes	6.625	07/15/28	EUR	1,600	2,067,489
Sr. Unsec’d. Notes, 144A(aa)	6.625	07/15/28	EUR	900	1,162,962
Vertical Midco GmbH, Sr. Sec’d. Notes, 144A(aa)	4.375	07/15/27	EUR	1,400	1,778,334

					10,775,223

India 1.1%

ABJA Investment Co. Pte Ltd., Gtd. Notes(aa)	5.950	07/31/24		651	697,803
Delhi International Airport Ltd., Sr. Sec’d. Notes, 144A(aa)	6.450	06/04/29		905	922,670
GMR Hyderabad International Airport Ltd., Sr. Sec’d. Notes(aa)	4.250	10/27/27		1,460	1,412,550
Greenko Dutch BV, Sr. Sec’d. Notes(aa)	5.250	07/24/24		1,000	1,035,793
Greenko Investment Co., Sr. Sec’d. Notes	4.875	08/16/23		1,000	1,020,558
HPCL-Mittal Energy Ltd., Sr. Unsec’d. Notes(aa)	5.250	04/28/27		2,000	2,072,300

					7,161,674

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Indonesia 0.2%

Saka Energi Indonesia PT, Sr. Unsec’d. Notes(aa)	4.450%	05/05/24		1,660	$1,537,332

Israel 0.2%

Leviathan Bond Ltd., Sr. Sec’d. Notes, 144A(aa)	6.750	06/30/30		1,110	1,263,964

Italy 0.8%

Brunello Bidco SpA,
Sr. Sec’d. Notes, 144A	3.500	02/15/28	EUR	650	793,763
Sr. Sec’d. Notes, 144A, 3 Month EURIBOR + 3.750% (Cap N/A, Floor 3.750%)	3.750(c)	02/15/28	EUR	1,225	1,494,775
Italmatch Chemicals SpA,
Sr. Sec’d. Notes, 3 Month EURIBOR + 4.750% (Cap N/A, Floor 4.750%)(aa)	4.750(c)	09/30/24	EUR	2,450	2,840,770

					5,129,308

Jamaica 1.5%

Digicel Group 0.5 Ltd.,
Sr. Sec’d. Notes, Cash coupon 8.000% and PIK 2.000% or PIK 10.000%	10.000	04/01/24		1,033	978,503
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% or PIK 8.000%	8.000	04/01/25		231	139,625
Digicel Holdings Bermuda Ltd./Digicel International Finance Ltd.,
Gtd. Notes, 144A	8.000	12/31/26		174	148,086
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25		754	758,193
Sr. Sec’d. Notes, 144A	8.750	05/25/24		3,300	3,449,974
Sr. Sec’d. Notes, 144A	8.750	05/25/24		436	454,850
Digicel Ltd., Gtd. Notes, 144A	6.750	03/01/23		5,020	4,139,640

					10,068,871

Kuwait 0.2%

Kuwait Projects Co. SPC Ltd.,
Gtd. Notes	4.229	10/29/26		925	966,355
Gtd. Notes, EMTN	4.500	02/23/27		200	209,298

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    17

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Kuwait (cont’d.)

MEGlobal Canada ULC, Gtd. Notes, 144A, MTN	5.875%	05/18/30		305	$379,078

					1,554,731

Luxembourg 4.0%

Altice France Holding SA, Gtd. Notes	4.000	02/15/28	EUR	3,600	4,172,185
Sr. Sec’d. Notes	8.000	05/15/27	EUR	4,966	6,614,072
ARD Finance SA,
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	5,400	6,726,028
Galapagos SA, Sr. Sec’d. Notes, 3 Month EURIBOR + 4.750%	4.202(c)	06/15/21(d)	EUR	315	7,254
Intelsat Jackson Holdings SA,
Gtd. Notes (original cost $1,835,750; purchased 05/01/19-02/19/20)(f)	5.500	08/01/23(d)		2,085	1,455,948
Gtd. Notes, 144A (original cost $3,444,738; purchased 03/07/19-09/12/19)(f)	9.750	07/15/25(d)		3,355	2,469,368
LHMC Finco 2 Sarl, Sr. Sec’d. Notes, 144A, Cash coupon 7.250% or PIK 8.000%	7.250	10/02/25	EUR	1,352	1,361,797
Monitchem HoldCo 2 SA, Gtd. Notes, 144A	9.500	09/15/26	EUR	3,000	3,925,992

					26,732,644

Macau 0.4%

MGM China Holdings Ltd., Sr. Unsec’d. Notes, 144A	5.250	06/18/25		325	337,365
Wynn Macau Ltd.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/29		1,000	1,009,782
Sr. Unsec’d. Notes, 144A	5.500	01/15/26		1,000	1,032,456

					2,379,603

Malaysia 0.1%

Gohl Capital Ltd., Gtd. Notes	4.250	01/24/27		910	977,508

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Mexico 4.1%

Braskem Idesa SAPI, Sr. Sec’d. Notes, 144A(aa)	7.450%	11/15/29		450	$436,625
Cemex SAB de CV,
Sr. Sec’d. Notes	5.450	11/19/29		930	1,011,688
Sr. Sec’d. Notes, 144A	7.375	06/05/27		225	254,188
FEL Energy VI Sarl, Sr. Sec’d. Notes, 144A	5.750	12/01/40		1,985	2,066,812
Mexico City Airport Trust, Sr. Sec’d. Notes(aa)	3.875	04/30/28		3,370	3,421,841
Nemak SAB de CV, Sr. Unsec’d. Notes(aa)	4.750	01/23/25		1,370	1,421,955
Petroleos Mexicanos,
Gtd. Notes(aa)	5.350	02/12/28		2,500	2,395,918
Gtd. Notes	6.490	01/23/27		3,758	3,884,339
Gtd. Notes(aa)	6.500	03/13/27		3,670	3,798,274
Gtd. Notes(aa)	6.500	06/02/41		2,100	1,843,171
Gtd. Notes, EMTN(aa)	2.750	04/21/27	EUR	1,915	2,124,311
Gtd. Notes, MTN(aa)	6.875	08/04/26		3,200	3,436,506
Total Play Telecomunicaciones SA de CV, Sr. Unsec’d. Notes, 144A(aa)	7.500	11/12/25		1,355	1,338,401

					27,434,029

Netherlands 3.2%

Nouryon Holding BV, Gtd. Notes(aa)	6.500	10/01/26	EUR	4,650	5,909,819
OCI NV,
Sr. Sec’d. Notes(aa)	3.125	11/01/24	EUR	4,400	5,453,087
Sr. Sec’d. Notes	3.625	10/15/25	EUR	900	1,137,630
Promontoria Holding 264 BV, Sr. Sec’d. Notes(aa)	6.750	08/15/23	EUR	3,400	3,837,027
United Group BV,
Sr. Sec’d. Notes, 144A(aa)	3.125	02/15/26	EUR	850	1,000,572
Sr. Sec’d. Notes, 144A(aa)	3.625	02/15/28	EUR	2,900	3,422,515
VEON Holdings BV, Sr. Unsec’d. Notes, 144A(aa)	3.375	11/25/27		720	738,426

					21,499,076

Nigeria 0.2%

IHS Netherlands Holdco BV, Gtd. Notes, 144A(aa)	7.125	03/18/25		1,500	1,569,884

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    19

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oman 0.1%

Oztel Holdings SPC Ltd., Sr. Sec’d. Notes	6.625%	04/24/28	500	$547,202

Panama 0.1%

AES Panama Generation Holdings SRL, Sr. Sec’d. Notes, 144A	4.375	05/31/30	385	414,258

Peru 0.3%

Hudbay Minerals, Inc., Gtd. Notes, 144A(aa)	6.125	04/01/29	600	636,000
Inkia Energy Ltd., Sr. Unsec’d. Notes	5.875	11/09/27	1,000	1,067,278

				1,703,278

Puerto Rico 0.6%

Popular, Inc., Sr. Unsec’d. Notes	6.125	09/14/23	3,475	3,746,956

Russia 0.6%

Alfa Bank AO Via Alfa Bond Issuance PLC,
Sub. Notes(aa)	5.950(ff)	04/15/30	1,500	1,588,330
Sub. Notes, 144A(aa)	5.950(ff)	04/15/30	985	1,043,003
Gazprom PJSC Via Gaz Capital SA, Sr. Unsec’d. Notes, EMTN	8.625	04/28/34	740	1,115,100

				3,746,433

Saudi Arabia 0.2%

Arabian Centres Sukuk Ltd., Gtd. Notes, 144A	5.375	11/26/24	1,635	1,674,807

South Africa 1.2%

Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN(aa)	6.350	08/10/28	970	1,075,174
Sr. Unsec’d. Notes(aa)	7.125	02/11/25	1,270	1,352,582
Sr. Unsec’d. Notes, EMTN(aa)	6.750	08/06/23	2,250	2,354,445
Sr. Unsec’d. Notes, MTN(aa)	8.450	08/10/28	1,240	1,396,910
Sasol Financing USA LLC, Gtd. Notes(aa)	5.875	03/27/24	1,930	2,038,849

				8,217,960

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Spain 1.4%

Codere Finance 2 Luxembourg SA,
Sr. Sec’d. Notes, Cash coupon 4.500% and PIK 6.250% (original cost $3,214,168; purchased 02/18/19-03/19/19)(f)	10.750%	11/01/23	EUR	2,930	$2,275,649
Sr. Sec’d. Notes, 144A (original cost $3,022,603; purchased 07/24/20-10/09/20)(f)	10.750	09/30/23	EUR	2,609	3,326,421
Sr. Sec’d. Notes, 144A, Cash coupon 4.500% and PIK 7.125% (original cost $846,250; purchased 10/18/19)(f)	11.625	11/01/23		1,000	647,878
Foodco Bondco SA,
Sr. Sec’d. Notes(aa)	6.250	05/15/26	EUR	1,245	1,390,000
Sr. Sec’d. Notes, 144A(aa)	6.250	05/15/26	EUR	1,400	1,563,052

					9,203,000

Sweden 0.9%

Verisure Holding AB, Sr. Sec’d. Notes, 144A	3.250	02/15/27	EUR	3,725	4,549,090
Verisure Midholding AB, Gtd. Notes, 144A	5.250	02/15/29	EUR	1,425	1,769,286

					6,318,376

Switzerland 0.6%

Dufry One BV, Gtd. Notes(aa)	2.000	02/15/27	EUR	3,482	3,881,872

Thailand 0.3%

Bangkok Bank PCL, Jr. Sub. Notes, 144A, MTN(aa)	5.000(ff)	09/23/25(oo)		2,000	2,108,232

Tunisia 0.2%

Banque Centrale de Tunisie International Bond,
Sr. Unsec’d. Notes	5.625	02/17/24	EUR	835	929,764
Sr. Unsec’d. Notes	6.750	10/31/23	EUR	355	406,126

					1,335,890

Turkey 0.8%

Eldorado Gold Corp., Sec’d. Notes, 144A(aa)	9.500	06/01/24		1,657	1,841,017
KOC Holding A/S, Sr. Unsec’d. Notes, 144A(aa)	6.500	03/11/25		2,000	2,178,266

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    21

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Turkey (cont’d.)

Turkiye Is Bankasi A/S, Sr. Unsec’d. Notes, EMTN(aa)	5.375%	10/06/21		625	$632,108
Turkiye Sinai Kalkinma Bankasi A/S, Sr. Unsec’d. Notes, 144A(aa)	6.000	01/23/25		700	712,036
Ulker Biskuvi Sanayi A/S, Sr. Unsec’d. Notes, 144A	6.950	10/30/25		205	222,476

					5,585,903

Ukraine 0.3%

Metinvest BV, Sr. Unsec’d. Notes, 144A	7.650	10/01/27		200	216,346
NAK Naftogaz Ukraine via Kondor Finance PLC,
Sr. Unsec’d. Notes	7.125	07/19/24	EUR	1,035	1,293,942
Sr. Unsec’d. Notes	7.625	11/08/26		830	845,314

					2,355,602

United Kingdom 6.7%

Bracken MidCo1 PLC, Sr. Unsec’d. Notes, Cash coupon 8.875% or PIK 10.375%(aa)	8.875	10/15/23	GBP	1,052	1,469,535
Co-operative Group Holdings 2011 Ltd., Gtd. Notes(aa)	7.500	07/08/26	GBP	4,205	6,999,782
CPUK Finance Ltd., Sec’d. Notes	4.875	02/28/47	GBP	2,100	2,848,724
eG Global Finance PLC,
Sr. Sec’d. Notes, 144A(aa)	4.375	02/07/25	EUR	3,900	4,663,027
Sr. Sec’d. Notes, 144A(aa)	8.500	10/30/25		1,750	1,850,358
Hurricane Finance PLC, Sr. Sec’d. Notes, 144A(aa)	8.000	10/15/25	GBP	2,200	3,231,117
INEOS Quattro Finance 1 PLC, Sr. Unsec’d. Notes, 144A	3.750	07/15/26	EUR	2,600	3,206,730
International Consolidated Airlines Group SA, Sr. Unsec’d. Notes	1.500	07/04/27	EUR	1,700	1,744,388
Jerrold Finco PLC,
Sr. Sec’d. Notes, 144A(aa)	4.875	01/15/26	GBP	2,250	3,052,903
Sr. Sec’d. Notes, 144A	5.250	01/15/27	GBP	1,325	1,804,045
Motion Bondco DAC,
Gtd. Notes, 144A(aa)	6.625	11/15/27		700	700,094
Sr. Sec’d. Notes(aa)	4.500	11/15/27	EUR	1,200	1,356,142
Motion Finco Sarl, Sr. Sec’d. Notes, 144A	7.000	05/15/25	EUR	1,300	1,635,994

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom (cont’d.)

Rolls-Royce PLC, Gtd. Notes, 144A	5.750%	10/15/27	GBP	800	$1,188,558
Virgin Media Secured Finance PLC, Sr. Sec’d. Notes(aa)	5.000	04/15/27	GBP	2,250	3,238,475
Voyage Care BondCo PLC,
Sr. Sec’d. Notes(aa)	5.875	05/01/23	GBP	1,000	1,343,014
Sr. Sec’d. Notes, 144A(aa)	5.875	05/01/23	GBP	1,600	2,148,822
William Hill PLC, Gtd. Notes, MTN(aa)	4.750	05/01/26	GBP	1,700	2,578,057

					45,059,765

United States 61.8%

AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29		175	178,743
Gtd. Notes, 144A(aa)	6.125	08/01/28		655	706,748
Adient Global Holdings Ltd., Gtd. Notes	3.500	08/15/24	EUR	2,500	3,036,367
Adient US LLC, Sr. Sec’d. Notes, 144A	9.000	04/15/25		250	279,737
AECOM, Gtd. Notes(aa)	5.875	10/15/24		1,475	1,646,100
Aethon United BR LP/Aethon United Finance Corp., Sr. Unsec’d. Notes, 144A	8.250	02/15/26		1,175	1,201,403
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC, Gtd. Notes, 144A(aa)	3.500	03/15/29		1,800	1,777,149
Alliance Data Systems Corp., Gtd. Notes, 144A(aa)	4.750	12/15/24		1,300	1,324,058
Allied Universal Holdco LLC/Allied Universal Finance Corp., Sr. Sec’d. Notes, 144A(aa)	6.625	07/15/26		1,740	1,863,826
Sr. Unsec’d. Notes, 144A(aa)	9.750	07/15/27		3,150	3,429,104
Allison Transmission, Inc., Sr. Unsec’d. Notes, 144A(aa)	5.875	06/01/29		850	937,803
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes(aa)	7.875	12/15/24(d)		6,450	4,257
AMC Entertainment Holdings, Inc., Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26		1,733	1,265,726

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    23

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

AMC Entertainment Holdings, Inc., (cont’d.) Sr. Sec’d. Notes, 144A	10.500%	04/24/26		243	$243,041
American Axle & Manufacturing, Inc., Gtd. Notes(aa)	6.250	03/15/26		2,250	2,297,268
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes(aa)	5.500	05/20/25		725	796,708
Sr. Unsec’d. Notes(aa)	5.625	05/20/24		275	302,278
Sr. Unsec’d. Notes(aa)	5.750	05/20/27		2,225	2,528,198
Sr. Unsec’d. Notes(aa)	5.875	08/20/26		2,100	2,412,359
AMN Healthcare, Inc., Gtd. Notes, 144A	4.000	04/15/29		375	384,359
Amsted Industries, Inc., Sr. Unsec’d. Notes, 144A(aa)	4.625	05/15/30		675	710,445
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes, 144A(aa)	5.750	01/15/28		2,750	2,750,263
Antero Resources Corp.,
Gtd. Notes(aa)	5.000	03/01/25		2,200	2,084,811
Gtd. Notes(aa)	5.625	06/01/23		675	666,505
Gtd. Notes, 144A(aa)	8.375	07/15/26		550	582,814
Sr. Unsec’d. Notes, 144A(aa)	7.625	02/01/29		1,425	1,452,279
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., Sr. Unsec’d. Notes, 144A(aa)	5.250	08/15/27		1,275	1,319,236
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Gtd. Notes, 144A(aa)	9.000	11/01/27		1,893	2,139,003
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A(aa)	9.875	04/01/27		1,925	2,179,196
Axalta Coating Systems LLC, Gtd. Notes, 144A(aa)	3.375	02/15/29		650	636,868
B&G Foods, Inc.,
Gtd. Notes	5.250	04/01/25		500	513,425
Gtd. Notes(aa)	5.250	09/15/27		645	683,915
Bally’s Corp., Gtd. Notes, 144A(aa)	6.750	06/01/27		1,350	1,446,683
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes(aa)	8.375	09/01/26	EUR	5,050	6,459,413
Sr. Unsec’d. Notes, 144A	9.750	09/01/26		500	529,258
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(aa)	5.000	01/30/28		1,200	1,235,950
Gtd. Notes, 144A(aa)	5.250	01/30/30		1,200	1,240,935

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Bausch Health Cos., Inc., (cont’d.)
Gtd. Notes, 144A(aa)	6.125%	04/15/25	3,075	$3,150,715
Gtd. Notes, 144A(aa)	6.250	02/15/29	1,125	1,207,090
Gtd. Notes, 144A(aa)	7.000	01/15/28	1,000	1,080,112
Gtd. Notes, 144A(aa)	7.250	05/30/29	1,340	1,494,100
BCPE Ulysses Intermediate, Inc., Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%	7.750	04/01/27	325	324,171
Beazer Homes USA, Inc.,
Gtd. Notes(aa)	5.875	10/15/27	1,650	1,742,543
Gtd. Notes(aa)	7.250	10/15/29	1,725	1,937,499
Blue Racer Midstream LLC/Blue Racer Finance Corp., Sr. Unsec’d. Notes, 144A	7.625	12/15/25	275	290,200
Boeing Co. (The),
Sr. Unsec’d. Notes(aa)	5.150	05/01/30	2,875	3,412,341
Sr. Unsec’d. Notes(aa)	5.805	05/01/50	3,725	4,910,186
Boxer Parent Co., Inc., Sr. Sec’d. Notes, 144A	7.125	10/02/25	500	540,794
Boyd Gaming Corp., Gtd. Notes, 144A	8.625	06/01/25	575	634,435
Brightstar Escrow Corp., Sr. Sec’d. Notes, 144A(aa)	9.750	10/15/25	575	615,006
Brinker International, Inc.,
Gtd. Notes, 144A(aa)	5.000	10/01/24	800	834,660
Sr. Unsec’d. Notes(aa)	3.875	05/15/23	750	755,363
BY Crown Parent LLC, Gtd. Notes, 144A(aa)	7.375	10/15/24	1,520	1,545,866
BY Crown Parent LLC/BY Bond Finance, Inc., Sr. Sec’d. Notes, 144A(aa)	4.250	01/31/26	985	1,011,815
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A(aa)	6.250	07/01/25	610	643,031
Sr. Unsec’d. Notes, 144A	8.125	07/01/27	200	219,208
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A(aa)	5.250	10/15/25	2,850	2,835,157
Sr. Sec’d. Notes, 144A	5.750	07/01/25	175	183,661
Calpine Corp.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	02/01/29	900	907,993
Sr. Unsec’d. Notes, 144A(aa)	5.000	02/01/31	1,375	1,413,442
Sr. Unsec’d. Notes, 144A(aa)	5.125	03/15/28	7,175	7,427,818
Carnival Corp., Sr. Unsec’d. Notes, 144A	7.625	03/01/26	25	26,443

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    25

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Catalent Pharma Solutions, Inc., Gtd. Notes, 144A(aa)	2.375%	03/01/28	EUR	2,300	$2,790,517
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A	6.375	05/01/26		325	344,619
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A(aa)	4.250	02/01/31		2,425	2,486,335
Sr. Unsec’d. Notes, 144A(aa)	4.500	05/01/32		2,125	2,211,826
Sr. Unsec’d. Notes, 144A(aa)	4.750	03/01/30		5,375	5,713,501
Sr. Unsec’d. Notes, 144A(aa)	5.375	06/01/29		2,325	2,522,696
Century Communities, Inc., Gtd. Notes(aa)	6.750	06/01/27		1,850	1,979,294
Chemours Co. (The), Gtd. Notes(aa)	7.000	05/15/25		1,165	1,204,526
Cheniere Energy, Inc., Sr. Sec’d. Notes, 144A(aa)	4.625	10/15/28		3,900	4,063,125
CHS/Community Health Systems, Inc., Sec’d. Notes, 144A	6.875	04/15/29		500	505,693
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A(aa)	9.250	08/01/24		2,125	2,043,255
CITGO Petroleum Corp., Sr. Sec’d. Notes, 144A(aa)	7.000	06/15/25		1,325	1,341,858
Clear Channel Worldwide Holdings, Inc., Gtd. Notes(aa)	9.250	02/15/24		3,243	3,373,114
CNX Resources Corp., Gtd. Notes, 144A(aa)	7.250	03/14/27		1,550	1,661,594
CommScope, Inc., Gtd. Notes, 144A	7.125	07/01/28		405	430,855
Constellium SE, Gtd. Notes, 144A(aa)	6.625	03/01/25		1,695	1,725,298
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A(aa)	5.625	11/15/26		1,195	1,090,193
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A(aa)	6.125	01/15/29		1,100	1,151,708
Gtd. Notes, 144A(aa)	8.000	04/15/26		275	287,367
Cornerstone Chemical Co., Sr. Sec’d. Notes, 144A(aa)	6.750	08/15/24		2,745	2,489,972
CSC Holdings LLC,
Gtd. Notes, 144A(aa)	4.125	12/01/30		900	919,979
Sr. Unsec’d. Notes, 144A(aa)	4.625	12/01/30		3,300	3,365,551
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A	5.750	04/15/25		1,125	1,162,911

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Dana, Inc., Sr. Unsec’d. Notes	5.625%	06/15/28		230	$245,232
DaVita, Inc., Gtd. Notes, 144A(aa)	4.625	06/01/30		1,225	1,285,800
DCP Midstream Operating LP, Gtd. Notes(aa)	5.625	07/15/27		615	670,314
Diamond BC BV, Sr. Unsec’d. Notes(aa)	5.625	08/15/25	EUR	2,972	3,672,282
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A(aa)	6.625	08/15/27		4,125	2,620,059
Sr. Sec’d. Notes, 144A(aa)	5.375	08/15/26		2,150	1,737,328
Diebold Nixdorf Dutch Holding BV, Sr. Sec’d. Notes, 144A(aa)	9.000	07/15/25	EUR	775	1,031,351
DISH DBS Corp.,
Gtd. Notes(aa)	7.375	07/01/28		890	926,597
Gtd. Notes(aa)	7.750	07/01/26		2,805	3,044,116
Diversified Healthcare Trust, Gtd. Notes(aa)	9.750	06/15/25		1,100	1,248,266
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp., Sr. Unsec’d. Notes, 144A(aa)	7.750	12/15/25		1,425	1,491,594
Embarq Corp., Sr. Unsec’d. Notes(aa)	7.995	06/01/36		1,205	1,476,424
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.500	01/30/26		2,325	2,405,504
Sr. Unsec’d. Notes, 144A	6.625	07/15/25		350	372,899
Energy Transfer Operating LP, Jr. Sub. Notes, Series G(aa)	7.125(ff)	05/15/30(oo)		1,275	1,199,349
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A	6.000	07/01/25		390	408,140
Sr. Unsec’d. Notes, 144A(aa)	6.500	07/01/27		480	514,115
EQT Corp.,
Sr. Unsec’d. Notes(aa)	3.900	10/01/27		775	804,512
Sr. Unsec’d. Notes	5.000	01/15/29		325	353,107
Sr. Unsec’d. Notes	8.750(cc)	02/01/30		175	223,133
Everi Payments, Inc., Gtd. Notes, 144A(aa)	7.500	12/15/25		1,680	1,741,457
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes	8.625	06/15/20(d)		1,100	504,742
Sr. Unsec’d. Notes	8.625	06/15/20(d)		3,975	1,861,290

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    27

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A(aa)	7.875%	11/15/25		2,225	$2,351,001
Ford Motor Co.,
Sr. Unsec’d. Notes(aa)	4.750	01/15/43		4,263	4,298,956
Sr. Unsec’d. Notes(aa)	5.291	12/08/46		3,950	4,154,417
Sr. Unsec’d. Notes(aa)	8.500	04/21/23		3,000	3,358,883
Sr. Unsec’d. Notes(aa)	9.000	04/22/25		2,250	2,741,850
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes(aa)	4.000	11/13/30		700	716,705
Sr. Unsec’d. Notes(aa)	5.584	03/18/24		1,050	1,134,590
Sr. Unsec’d. Notes, EMTN	4.535	03/06/25	GBP	800	1,162,274
Forestar Group, Inc.,
Gtd. Notes, 144A(aa)	5.000	03/01/28		800	833,422
Gtd. Notes, 144A(aa)	8.000	04/15/24		1,225	1,286,914
Freedom Mortgage Corp., Sr. Unsec’d. Notes, 144A(aa)	7.625	05/01/26		850	904,630
Frontier Communications Corp.,
Sec’d. Notes, 144A	6.750	05/01/29		475	499,160
Sr. Sec’d. Notes, 144A(aa)	5.000	05/01/28		825	854,323
Gartner, Inc., Gtd. Notes, 144A	4.500	07/01/28		340	358,756
Genting New York LLC/GENNY Capital, Inc., Sr. Unsec’d. Notes, 144A	3.300	02/15/26		250	251,748
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, Gtd. Notes, 144A(aa)	3.750	12/15/27		525	533,823
Global Partners LP/GLP Finance Corp., Gtd. Notes, 144A	6.875	01/15/29		450	481,684
Golden Entertainment, Inc., Sr. Unsec’d. Notes, 144A(aa)	7.625	04/15/26		2,150	2,300,870
Golden Nugget, Inc.,
Gtd. Notes, 144A(aa)	8.750	10/01/25		850	882,684
Sr. Unsec’d. Notes, 144A(aa)	6.750	10/15/24		1,450	1,449,969
Gray Television, Inc.,
Gtd. Notes, 144A(aa)	4.750	10/15/30		550	547,002
Gtd. Notes, 144A(aa)	5.875	07/15/26		318	330,538
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A(aa)	5.750	12/01/25		2,250	2,320,344
Griffon Corp., Gtd. Notes(aa)	5.750	03/01/28		1,325	1,401,597

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

H&E Equipment Services, Inc., Gtd. Notes, 144A(aa)	3.875%	12/15/28	2,150	$2,141,825
Hanesbrands, Inc., Gtd. Notes, 144A	5.375	05/15/25	335	356,878
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Sr. Sec’d. Notes, 144A	5.750	01/20/26	675	701,153
HB Fuller Co., Sr. Unsec’d. Notes	4.250	10/15/28	475	486,229
HCA, Inc., Gtd. Notes(aa)	5.625	09/01/28	1,850	2,166,331
Hecla Mining Co., Gtd. Notes(aa)	7.250	02/15/28	480	518,656
Hexion, Inc., Gtd. Notes, 144A(aa)	7.875	07/15/27	1,335	1,426,483
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A(aa)	5.750	10/01/25	1,625	1,662,596
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	325	330,322
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	325	329,892
Sr. Unsec’d. Notes, 144A(aa)	6.250	11/01/28	900	949,616
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	1,000	988,526
Gtd. Notes, 144A(aa)	4.000	05/01/31	1,225	1,259,170
Gtd. Notes, 144A	5.750	05/01/28	400	431,669
Home Point Capital, Inc., Gtd. Notes, 144A	5.000	02/01/26	850	860,043
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	500	497,705
Gtd. Notes, 144A	4.375	02/01/31	800	797,423
Gtd. Notes, 144A	5.375	03/15/25	575	592,271
Howmet Aerospace, Inc., Sr. Unsec’d. Notes(aa)	6.875	05/01/25	575	669,470
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A(aa)	6.250	02/15/26	1,847	1,891,021
Ingevity Corp., Gtd. Notes, 144A(aa)	3.875	11/01/28	475	475,824
International Game Technology PLC,
Sr. Sec’d. Notes, 144A(aa)	5.250	01/15/29	600	640,410
Sr. Sec’d. Notes, 144A(aa)	6.250	01/15/27	1,500	1,717,660
Intrado Corp., Gtd. Notes, 144A(aa)	8.500	10/15/25	4,480	4,431,672

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    29

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Jacobs Entertainment, Inc., Sec’d. Notes, 144A(aa)	7.875%	02/01/24	3,025	$3,146,026
JBS Investments II GmbH, Gtd. Notes, 144A(aa)	5.750	01/15/28	755	804,075
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., Gtd. Notes, 144A(aa)	6.500	04/15/29	2,637	2,997,785
JELD-WEN, Inc., Sr. Sec’d. Notes, 144A	6.250	05/15/25	350	376,609
KB Home,
Gtd. Notes(aa)	4.800	11/15/29	500	551,298
Gtd. Notes(aa)	6.875	06/15/27	1,000	1,182,587
L Brands, Inc., Gtd. Notes(aa)	5.625	10/15/23	1,575	1,706,651
LBM Acquisition LLC, Gtd. Notes, 144A	6.250	01/15/29	275	278,442
LPL Holdings, Inc., Gtd. Notes, 144A(aa)	5.750	09/15/25	1,200	1,239,609
Lumen Technologies, Inc., Sr. Unsec’d. Notes, Series U(aa)	7.650	03/15/42	1,725	2,135,239
M/I Homes, Inc., Gtd. Notes(aa)	4.950	02/01/28	1,075	1,135,003
Masonite International Corp.,
Gtd. Notes, 144A(aa)	5.375	02/01/28	455	487,383
Gtd. Notes, 144A	5.750	09/15/26	125	130,760
Maxim Crane Works Holdings Capital LLC, Sec’d. Notes, 144A(aa)	10.125	08/01/24	2,425	2,531,164
MEDNAX, Inc., Gtd. Notes, 144A(aa)	6.250	01/15/27	500	534,844
Meritage Homes Corp., Gtd. Notes(aa)	5.125	06/06/27	1,350	1,516,163
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes, 144A	4.625	06/15/25	290	308,085
MGM Resorts International,
Gtd. Notes(aa)	4.625	09/01/26	950	990,657
Gtd. Notes(aa)	4.750	10/15/28	1,325	1,381,681
Gtd. Notes(aa)	6.750	05/01/25	1,475	1,578,127
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A(aa)	5.375	08/15/27	700	735,842

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Minerals Technologies, Inc., Gtd. Notes, 144A(aa)	5.000%	07/01/28	450	$472,740
Mohegan Gaming & Entertainment, Sr. Sec’d. Notes, 144A	8.000	02/01/26	550	542,864
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes(aa)	5.000	10/15/27	1,900	2,008,962
Murphy Oil USA, Inc., Gtd. Notes, 144A	3.750	02/15/31	375	376,335
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26	575	463,720
Gtd. Notes, 144A	7.500	01/15/28	550	429,259
Nabors Industries, Inc., Gtd. Notes(aa)	5.750	02/01/25	2,775	1,748,267
National CineMedia LLC, Sr. Sec’d. Notes, 144A(aa)	5.875	04/15/28	2,075	1,879,527
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.125	12/15/30	1,525	1,581,972
Gtd. Notes, 144A(aa)	5.500	08/15/28	615	637,784
Navistar International Corp., Sr. Sec’d. Notes, 144A(aa)	9.500	05/01/25	450	501,335
NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A	10.250	02/01/26	1,190	1,380,236
Sr. Sec’d. Notes, 144A	12.250	05/15/24	125	145,390
NCR Corp.,
Gtd. Notes, 144A(aa)	5.000	10/01/28	650	668,046
Gtd. Notes, 144A	5.250	10/01/30	300	313,567
New Home Co., Inc. (The),
Gtd. Notes, 144A	7.250	10/15/25	400	413,453
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A(aa)	5.625	10/01/28	625	667,554
Gtd. Notes, 144A(aa)	5.875	10/01/30	525	583,686
Novelis Corp., Gtd. Notes, 144A(aa)	4.750	01/30/30	336	353,673
NRG Energy, Inc., Gtd. Notes(aa)	5.750	01/15/28	1,240	1,349,345
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes(aa)	2.900	08/15/24	1,175	1,139,914
Sr. Unsec’d. Notes	3.200	08/15/26	250	235,891
Sr. Unsec’d. Notes	3.500	06/15/25	100	97,130
Sr. Unsec’d. Notes	4.100	02/15/47	125	103,996
Sr. Unsec’d. Notes(aa)	4.400	04/15/46	850	747,609
Sr. Unsec’d. Notes(aa)	4.625	06/15/45	475	414,487

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    31

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Occidental Petroleum Corp., (cont’d.)
Sr. Unsec’d. Notes	5.875%	09/01/25	350	$366,695
Sr. Unsec’d. Notes(aa)	6.125	01/01/31	1,550	1,685,801
Sr. Unsec’d. Notes(aa)	6.625	09/01/30	900	1,017,004
Sr. Unsec’d. Notes	6.950	07/01/24	175	190,427
Sr. Unsec’d. Notes(aa)	8.875	07/15/30	825	1,035,688
OneMain Finance Corp.,
Gtd. Notes(aa)	6.875	03/15/25	1,392	1,595,237
Gtd. Notes(aa)	7.125	03/15/26	3,050	3,578,056
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A(aa)	6.625	05/13/27	1,775	1,923,728
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.750	11/15/25	775	833,127
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A(aa)	5.875	10/01/28	650	686,373
Sr. Sec’d. Notes, 144A(aa)	7.500	06/01/25	1,955	2,112,635
Park River Holdings, Inc.,
Gtd. Notes, 144A	5.625	02/01/29	900	895,471
Patrick Industries, Inc.,
Gtd. Notes, 144A(aa)	7.500	10/15/27	875	959,299
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A	9.250	05/15/25	195	188,062
Peninsula Pacific Entertainment LLC/Peninsula
Pacific Entertainment Finance In,
Sr. Unsec’d. Notes, 144A(aa)	8.500	11/15/27	1,000	1,070,981
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.625	01/15/27	2,475	2,603,065
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A(aa)	5.375	10/15/25	975	1,021,816
Performance Food Group, Inc.,
Gtd. Notes, 144A	5.500	10/15/27	150	157,879
PetSmart, Inc.,
Gtd. Notes, 144A(aa)	7.125	03/15/23	1,825	1,830,682
PG&E Corp.,
Sr. Sec’d. Notes(aa)	5.000	07/01/28	590	633,098
Sr. Sec’d. Notes(aa)	5.250	07/01/30	1,575	1,732,318
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A(aa)	5.875	09/30/27	4,300	4,578,960
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A(aa)	9.500	10/01/28	1,000	1,098,270

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Post Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.500%	12/15/29		925	$1,004,607
Gtd. Notes, 144A(aa)	5.750	03/01/27		1,650	1,732,448
PowerTeam Services LLC,
Sr. Sec’d. Notes, 144A	9.033	12/04/25		225	249,122
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A(aa)	7.250	11/01/25		625	672,691
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.,
Gtd. Notes, 144A(aa)	3.875	03/01/31		875	886,888
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.500	09/15/26		1,000	1,021,283
Sr. Unsec’d. Notes, 144A(aa)	6.500	09/15/28		950	999,488
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A(aa)	7.250	04/01/25		1,750	1,803,084
Range Resources Corp.,
Gtd. Notes(aa)	4.875	05/15/25		750	733,999
Gtd. Notes(aa)	5.000	03/15/23		1,532	1,537,231
Gtd. Notes	9.250	02/01/26		350	381,177
Rattler Midstream LP,
Gtd. Notes, 144A	5.625	07/15/25		405	423,912
Real Hero Merger Sub 2, Inc.,
Sr. Unsec’d. Notes, 144A	6.250	02/01/29		350	359,139
Refinitiv US Holdings, Inc.,
Sr. Sec’d. Notes(aa)	4.500	05/15/26	EUR	1,500	1,910,835
Sr. Unsec’d. Notes(aa)	6.875	11/15/26	EUR	3,150	4,125,889
RegionalCare Hospital Partners Holdings,
Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(aa)	9.750	12/01/26		3,875	4,230,793
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes(aa)	5.500	11/01/23		225	226,782
Gtd. Notes(aa)	5.625	12/01/25		575	592,301
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A	3.125	02/01/29		575	574,415
Scientific Games International, Inc.,
Gtd. Notes, 144A	7.250	11/15/29		325	350,262
Gtd. Notes, 144A(aa)	8.250	03/15/26		1,475	1,560,627
Gtd. Notes, 144A(aa)	8.625	07/01/25		1,650	1,785,291
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.,
Gtd. Notes, 144A	4.625	11/01/26		240	249,601
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A(aa)	6.000	11/01/28		1,100	1,154,550

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    33

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

SSL Robotics LLC,
Sr. Sec’d. Notes, 144A(aa)	9.750%	12/31/23	1,275	$1,433,106
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	4.375	07/15/30	1,050	1,112,784
Sr. Unsec’d. Notes, 144A(aa)	4.750	01/15/28	1,350	1,421,520
Sr. Unsec’d. Notes, 144A(aa)	5.000	02/15/27	430	448,419
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes(aa)	5.750	03/01/25	1,700	1,735,634
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A	5.250	01/15/29	270	284,148
Gtd. Notes, 144A(aa)	6.500	03/15/27	1,375	1,463,652
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes, 144A(aa)	4.500	05/15/29	700	716,155
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp.,
Gtd. Notes, 144A(aa)	5.500	01/15/28	3,200	3,206,112
Gtd. Notes, 144A	6.000	12/31/30	150	150,715
Gtd. Notes, 144A	7.500	10/01/25	225	239,422
Targa Resources Partners LP/Targa Resources
Partners Finance Corp.,
Gtd. Notes	5.000	01/15/28	200	207,347
Gtd. Notes(aa)	5.375	02/01/27	1,300	1,343,490
Gtd. Notes	5.500	03/01/30	150	159,834
Gtd. Notes, 144A	4.000	01/15/32	700	693,141
Gtd. Notes, 144A	4.875	02/01/31	250	260,926
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A(aa)	5.875	06/15/27	175	197,833
Gtd. Notes, 144A(aa)	6.625	07/15/27	2,475	2,669,324
Sr. Unsec’d. Notes, 144A(aa)	5.125	08/01/30	550	603,530
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A(aa)	5.625	03/01/24	1,803	1,949,366
Gtd. Notes, 144A(aa)	5.875	04/15/23	425	452,139
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	425	453,394
Sr. Unsec’d. Notes, 144A(aa)	6.750	06/01/25	700	719,895
Tenet Healthcare Corp.,
Gtd. Notes, 144A(aa)	6.125	10/01/28	2,175	2,272,154
Sr. Sec’d. Notes	4.625	07/15/24	350	356,129

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Tenet Healthcare Corp., (cont’d.)
Sr. Sec’d. Notes, 144A	4.625%	06/15/28	350	$366,280
Sr. Unsec’d. Notes(aa)	6.750	06/15/23	4,400	4,764,610
Sr. Unsec’d. Notes(aa)	6.875	11/15/31	525	568,012
Sr. Unsec’d. Notes(aa)	7.000	08/01/25	550	569,838
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A(aa)	8.875	12/15/27	2,295	2,484,461
TopBuild Corp.,
Gtd. Notes, 144A(aa)	5.625	05/01/26	1,100	1,137,523
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A(aa)	10.500	08/01/24	1,475	1,398,224
TransDigm, Inc.,
Gtd. Notes, 144A	4.625	01/15/29	950	943,796
Transocean, Inc.,
Gtd. Notes, 144A	7.500	01/15/26	1,925	995,271
Gtd. Notes, 144A	8.000	02/01/27	975	508,560
Tri Pointe Homes, Inc.,
Gtd. Notes	5.700	06/15/28	370	417,142
Tronox Finance PLC,
Gtd. Notes, 144A(aa)	5.750	10/01/25	230	238,873
Tronox, Inc.,
Gtd. Notes, 144A(aa)	6.500	04/15/26	3,375	3,481,148
Sr. Sec’d. Notes, 144A(aa)	6.500	05/01/25	850	911,338
U.S. Concrete, Inc.,
Gtd. Notes(aa)	6.375	06/01/24	1,600	1,645,600
Gtd. Notes, 144A(aa)	5.125	03/01/29	625	638,925
U.S. Foods, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	02/15/29	525	526,274
United Rentals North America, Inc.,
Gtd. Notes(aa)	4.000	07/15/30	500	527,392
Gtd. Notes(aa)	4.875	01/15/28	4,450	4,728,710
Gtd. Notes(aa)	5.250	01/15/30	1,475	1,632,737
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(aa)	6.625	06/01/27	1,675	1,768,649
Urban One, Inc.,
Sr. Sec’d. Notes, 144A	7.375	02/01/28	350	355,851
Valvoline, Inc.,
Gtd. Notes, 144A(aa)	4.250	02/15/30	550	576,281
Sr. Unsec’d. Notes, 144A(aa)	3.625	06/15/31	500	502,968
Vector Group Ltd.,
Gtd. Notes, 144A(aa)	10.500	11/01/26	625	667,955
Sr. Sec’d. Notes, 144A(aa)	5.750	02/01/29	2,125	2,194,283

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    35

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Vector Group Ltd., (cont’d.) Sr. Sec’d. Notes, 144A	6.125%	02/01/25	2,075	$2,106,768
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A(aa)	5.750	07/15/25	867	857,699
Sr. Sec’d. Notes, 144A(aa)	9.500	07/01/25	750	823,282
Viasat, Inc., Sr. Unsec’d. Notes, 144A	6.500	07/15/28	505	545,485
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A(aa)	4.250	12/01/26	1,485	1,538,150
Gtd. Notes, 144A(aa)	4.625	12/01/29	1,205	1,283,391
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A	7.000	02/15/29	400	398,180
Viking Ocean Cruises Ship VII Ltd., Sr. Sec’d. Notes, 144A	5.625	02/15/29	250	249,669
Vistra Operations Co. LLC,
Gtd. Notes, 144A(aa)	5.000	07/31/27	1,330	1,399,816
Gtd. Notes, 144A(aa)	5.625	02/15/27	2,000	2,111,067
WESCO Distribution, Inc.,
Gtd. Notes, 144A(aa)	7.125	06/15/25	1,025	1,115,232
Gtd. Notes, 144A(aa)	7.250	06/15/28	535	601,065
White Cap Buyer LLC, Sr. Unsec’d. Notes, 144A	6.875	10/15/28	600	623,287
William Carter Co. (The), Gtd. Notes, 144A(aa)	5.500	05/15/25	525	558,181
Windstream Escrow LLC/Windstream Escrow Finance Corp., Sr. Sec’d. Notes, 144A(aa)	7.750	08/15/28	1,075	1,088,297
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	5.000	09/01/26	300	308,199
Gtd. Notes, 144A(aa)	6.375	05/15/25	625	666,292
WPX Energy, Inc., Sr. Unsec’d. Notes(aa)	5.250	10/15/27	2,425	2,558,127
Wyndham Destinations, Inc., Sr. Sec’d. Notes, 144A(aa)	4.625	03/01/30	675	698,653
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(aa)	5.125	10/01/29	610	621,539
Sr. Unsec’d. Notes, 144A	7.750	04/15/25	275	295,499

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

XPO Logistics, Inc., Gtd. Notes, 144A(aa)	6.750%	08/15/24	2,550	$2,696,790
Zayo Group Holdings, Inc., Sr. Sec’d. Notes, 144A	4.000	03/01/27	500	501,259

				416,684,919

Vietnam 0.2%

Mong Duong Finance Holdings BV, Sr. Sec’d. Notes, 144A(aa)	5.125	05/07/29	1,530	1,547,742

Zambia 0.6%

First Quantum Minerals Ltd.,
Gtd. Notes, 144A(aa)	6.875	03/01/26	1,188	1,239,870
Gtd. Notes, 144A	6.875	10/15/27	300	323,354
Gtd. Notes, 144A	7.250	04/01/23	500	511,218
Gtd. Notes, 144A(aa)	7.500	04/01/25	2,245	2,320,366

				4,394,808

TOTAL CORPORATE BONDS (cost $691,085,664)				722,279,494

SOVEREIGN BONDS 16.7%

Angola 0.9%

Angolan Government International Bond,
Sr. Unsec’d. Notes	8.250	05/09/28	1,790	1,788,462
Sr. Unsec’d. Notes	9.375	05/08/48	490	485,554
Sr. Unsec’d. Notes	9.500	11/12/25	3,340	3,554,787
Sr. Unsec’d. Notes, EMTN	9.125	11/26/49	350	339,605

				6,168,408

Argentina 1.9%

Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	0.125(cc)	07/09/30	15,126	5,801,506
Sr. Unsec’d. Notes	0.125(cc)	07/09/35	1,864	638,909
Sr. Unsec’d. Notes	0.125(cc)	01/09/38	10,369	4,070,704
Sr. Unsec’d. Notes	1.000	07/09/29	1,237	513,870

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    37

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Argentina (cont’d.)

Provincia de Buenos Aires,
Sr. Unsec’d. Notes	9.125%	03/16/24(d)		1,910	$694,699
Sr. Unsec’d. Notes	9.950	06/09/21(d)		3,585	1,335,794

					13,055,482

Bahrain 0.5%

Bahrain Government International Bond,
Sr. Unsec’d. Notes(aa)	6.750	09/20/29		1,240	1,397,064
Sr. Unsec’d. Notes(aa)	7.500	09/20/47		1,471	1,656,351

					3,053,415

Costa Rica 0.4%

Costa Rica Government International Bond, Sr. Unsec’d. Notes	7.158	03/12/45		3,000	2,962,435

Dominican Republic 1.1%

Dominican Republic International Bond,
Sr. Unsec’d. Notes	5.500	01/27/25		1,225	1,367,008
Sr. Unsec’d. Notes	6.850	01/27/45		1,840	2,159,738
Sr. Unsec’d. Notes	7.450	04/30/44		2,300	2,882,494
Sr. Unsec’d. Notes, 144A	5.875	01/30/60		855	894,100

					7,303,340

Ecuador 0.4%

Ecuador Government International Bond,
Sr. Unsec’d. Notes, 144A	0.500(cc)	07/31/30		1,416	765,039
Sr. Unsec’d. Notes, 144A	0.500(cc)	07/31/35		2,759	1,277,740
Sr. Unsec’d. Notes, 144A	0.500(cc)	07/31/40		901	397,679
Sr. Unsec’d. Notes, 144A	5.583(s)	07/31/30		414	178,548

					2,619,006

Egypt 1.2%

Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A	4.550	11/20/23		685	711,409
Sr. Unsec’d. Notes, 144A, MTN	4.750	04/11/25	EUR	900	1,142,561
Sr. Unsec’d. Notes, 144A, MTN	6.375	04/11/31	EUR	1,845	2,396,221
Sr. Unsec’d. Notes, EMTN	4.750	04/11/25	EUR	590	749,012

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Egypt (cont’d.)

Egypt Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, EMTN	4.750%	04/16/26	EUR	850	$1,074,944
Sr. Unsec’d. Notes, EMTN	5.625	04/16/30	EUR	1,480	1,855,339

					7,929,486

El Salvador 0.4%

El Salvador Government International Bond,
Sr. Unsec’d. Notes	7.750	01/24/23		1,530	1,537,721
Sr. Unsec’d. Notes	8.250	04/10/32		1,000	1,022,079

					2,559,800

Gabon 0.3%

Gabon Government International Bond,
Bonds	6.375	12/12/24		1,410	1,475,162
Sr. Unsec’d. Notes, 144A	6.625	02/06/31		650	642,195

					2,117,357

Ghana 0.9%

Ghana Government International Bond,
Sr. Unsec’d. Notes	7.625	05/16/29		1,310	1,383,932
Sr. Unsec’d. Notes	7.875	03/26/27		630	691,132
Sr. Unsec’d. Notes	8.125	01/18/26		2,550	2,893,733
Sr. Unsec’d. Notes, 144A	6.375	02/11/27		1,060	1,096,097
Sr. Unsec’d. Notes, 144A	7.875	02/11/35		325	328,411

					6,393,305

Iraq 0.5%

Iraq International Bond,
Sr. Unsec’d. Notes	5.800	01/15/28		459	432,203
Sr. Unsec’d. Notes	6.752	03/09/23		2,975	2,923,159

					3,355,362

Ivory Coast 0.7%

Ivory Coast Government International Bond, Sr. Unsec’d. Notes	5.125	06/15/25	EUR	1,040	1,416,282

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    39

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Ivory Coast (cont’d.)

Ivory Coast Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	6.625%	03/22/48	EUR	1,480	$1,949,333
Sr. Unsec’d. Notes	6.875	10/17/40	EUR	1,175	1,606,588

					4,972,203

Kenya 0.3%

Kenya Government International Bond,
Sr. Unsec’d. Notes	6.875	06/24/24		950	1,049,630
Sr. Unsec’d. Notes	8.000	05/22/32		900	1,036,701

					2,086,331

Lebanon 0.1%

Lebanon Government International Bond,
Sr. Unsec’d. Notes, EMTN	6.100	10/04/22(d)		2,000	264,997
Sr. Unsec’d. Notes, GMTN	6.250	05/27/22(d)		2,550	339,994

					604,991

Mongolia 0.0%

Mongolia Government International Bond, Sr. Unsec’d. Notes, EMTN	8.750	03/09/24		270	313,369

Mozambique 0.2%

Mozambique International Bond, Unsec’d. Notes	5.000(cc)	09/15/31		1,625	1,463,834

Nigeria 0.7%

Nigeria Government International Bond,
Sr. Unsec’d. Notes	7.625	11/21/25		575	659,220
Sr. Unsec’d. Notes	7.696	02/23/38		1,010	1,061,372
Sr. Unsec’d. Notes	7.875	02/16/32		1,720	1,879,679
Sr. Unsec’d. Notes	8.747	01/21/31		910	1,057,843

					4,658,114

Oman 0.3%

Oman Government International Bond,
Sr. Unsec’d. Notes	6.500	03/08/47		1,120	1,090,911
Sr. Unsec’d. Notes	6.750	01/17/48		720	711,195

					1,802,106

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Pakistan 0.6%

Pakistan Government International Bond,
Sr. Unsec’d. Notes	8.250%	04/15/24		1,840	$2,036,441
Third Pakistan International Sukuk Co. Ltd. (The),
Sr. Unsec’d. Notes	5.500	10/13/21		775	786,378
Sr. Unsec’d. Notes	5.625	12/05/22		870	896,056

					3,718,875

Senegal 0.2%

Senegal Government International Bond,
Sr. Unsec’d. Notes	4.750	03/13/28	EUR	890	1,144,902

South Africa 0.3%

Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes(aa)	5.875	09/16/25		1,000	1,129,104
Sr. Unsec’d. Notes(aa)	5.875	06/22/30		640	704,237

					1,833,341

Sri Lanka 0.2%

Sri Lanka Government International Bond,
Sr. Unsec’d. Notes	5.875	07/25/22		2,400	1,672,061

Turkey 2.6%

Turkey Government International Bond,
Sr. Unsec’d. Notes(aa)	4.875	10/09/26		3,000	3,043,498
Sr. Unsec’d. Notes(aa)	6.000	03/25/27		3,650	3,876,686
Sr. Unsec’d. Notes	6.125	10/24/28		385	409,133
Sr. Unsec’d. Notes(aa)	6.375	10/14/25		1,535	1,664,082
Sr. Unsec’d. Notes(aa)	6.875	03/17/36		2,945	3,143,342
Sr. Unsec’d. Notes(aa)	7.625	04/26/29		1,075	1,239,230
Turkiye Ihracat Kredi Bankasi A/S,
Sr. Unsec’d. Notes(aa)	4.250	09/18/22		2,300	2,300,276
Sr. Unsec’d. Notes(aa)	6.125	05/03/24		1,750	1,797,046

					17,473,293

Ukraine 2.0%

Ukraine Government International Bond,
Sr. Unsec’d. Notes	6.750	06/20/26	EUR	1,230	1,630,738
Sr. Unsec’d. Notes	7.375	09/25/32		310	332,757
Sr. Unsec’d. Notes	7.750	09/01/22		1,310	1,390,583

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    41

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Ukraine (cont’d.)

Ukraine Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	7.750%	09/01/23	1,025	$1,115,873
Sr. Unsec’d. Notes	7.750	09/01/24	590	650,538
Sr. Unsec’d. Notes	7.750	09/01/25	1,330	1,483,529
Sr. Unsec’d. Notes	7.750	09/01/26	660	741,593
Sr. Unsec’d. Notes	7.750	09/01/27	890	994,540
Sr. Unsec’d. Notes	8.994	02/01/24	650	731,360
Sr. Unsec’d. Notes	9.750	11/01/28	3,525	4,282,046

				13,353,557

Zambia 0.0%

Zambia Government International Bond,
Sr. Unsec’d. Notes	8.500	04/14/24(d)	340	180,131

TOTAL SOVEREIGN BONDS
(cost $120,174,682)				112,794,504

			Shares

COMMON STOCKS 0.8%

Colombia 0.0%

Frontera Energy Corp.			44,076	128,627

United States 0.8%

CEC Entertainment, Inc.*			34,226	530,503
Extraction Oil & Gas, Inc.*			92,084	2,578,352
GenOn Energy Holdings, Inc. (Class A Stock)*^			14,397	2,015,580

				5,124,435

TOTAL COMMON STOCKS
(cost $3,035,305)				5,253,062

See Notes to Financial Statements.

Description	Shares	Value

WARRANTS 0.0%

United States
CEC Entertainment, Inc., expiring 02/15/22(aa) (cost $0)	33,995	$25,496

TOTAL LONG-TERM INVESTMENTS
(cost $873,802,285)		903,059,240

SHORT-TERM INVESTMENT 0.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,201,011)(wb)	1,201,011	1,201,011

TOTAL INVESTMENTS 134.1%
(cost $875,003,296)		904,260,251
Liabilities in excess of other assets(z) (34.1)%		(229,904,981)

NET ASSETS 100.0%		$674,355,270

Below is a list of the abbreviation(s) used in the semiannual report:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CDX—Credit Derivative Index

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $12,897,003 and 1.9% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $541,602,530 segregated as collateral for amount of $254,000,000 borrowed and outstanding as of January 31, 2021.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at January 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of January 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    43

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $12,363,509. The aggregate value of $10,175,264 is 1.5% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward foreign currency exchange contracts outstanding at January 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 02/02/21	Citibank, N.A.	GBP	30,979	$ 42,391,935	$ 42,446,857	$54,922	$ —
Euro,
Expiring 02/02/21	JPMorgan Chase Bank, N.A.	EUR	142,505	173,152,774	172,951,536	—	(201,238)
Expiring 02/02/21	Morgan Stanley & Co. International PLC	EUR	2,103	2,557,532	2,551,812	—	(5,720)
Expiring 03/02/21	The Toronto-Dominion Bank	EUR	247	300,296	300,361	65	—
				$218,402,537	$218,250,566	54,987	(206,958)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 02/02/21	Morgan Stanley & Co. International PLC	GBP	29,709	$ 40,350,999	$ 40,706,523	$ —	$(355,524)
Expiring 02/02/21	Morgan Stanley & Co. International PLC	GBP	1,270	1,741,718	1,740,334	1,384	—
Expiring 03/02/21	Barclays Bank PLC	GBP	599	823,315	821,492	1,823	—
Expiring 03/02/21	Citibank, N.A.	GBP	30,979	42,398,471	42,452,675	—	(54,204)
Euro,
Expiring 02/02/21	Bank of America, N.A.	EUR	2,216	2,697,035	2,689,671	7,364	—
Expiring 02/02/21	JPMorgan Chase Bank, N.A.	EUR	139,841	172,630,541	169,718,470	2,912,071	—
Expiring 02/02/21	Morgan Stanley & Co. International PLC	EUR	2,525	3,067,556	3,064,821	2,735	—
Expiring 02/02/21	Morgan Stanley & Co. International PLC	EUR	25	30,623	30,385	238	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at January 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/02/21	Bank of America, N.A.	EUR	2,567	$ 3,112,097	$ 3,117,857	$ —	$ (5,760)
Expiring 03/02/21	JPMorgan Chase Bank, N.A.	EUR	142,505	173,259,510	173,051,957	207,553	—

				$440,111,865	$437,394,185	3,133,168	(415,488)

						$3,188,155	$(622,446)

Credit default swap agreement outstanding at January 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at January 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.HY.35.V1	12/20/25	5.000%(Q)	79,745	$(3,075,587)	$(6,919,515)	$(3,843,928)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    45

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$4,830,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of January 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Bank Loans
Canada	$—	$2,081,830	$—
Germany	—	2,495,033	—
Luxembourg	—	3,749,501	3,686,765
Saint Lucia	—	2,297,408	—
United Kingdom	—	7,563,847	—
United States	—	33,624,696	7,194,658
Convertible Bond
Jamaica	—	12,946	—
Corporate Bonds
Argentina	—	1,983,446	—
Bahrain	—	2,471,882	—
Belarus	—	863,079	—
Brazil	—	26,019,597	—
Burkina Faso	—	997,572	—
Canada	—	24,894,294	—

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Corporate Bonds (continued)
Chile	$—	$222,986	$—
China	—	2,780,240	—
Colombia	—	743,971	—
Costa Rica	—	341,965	—
France	—	24,349,612	—
Germany	—	10,775,223	—
India	—	7,161,674	—
Indonesia	—	1,537,332	—
Israel	—	1,263,964	—
Italy	—	5,129,308	—
Jamaica	—	10,068,871	—
Kuwait	—	1,554,731	—
Luxembourg	—	26,732,644	—
Macau	—	2,379,603	—
Malaysia	—	977,508	—
Mexico	—	27,434,029	—
Netherlands	—	21,499,076	—
Nigeria	—	1,569,884	—
Oman	—	547,202	—
Panama	—	414,258	—
Peru	—	1,703,278	—
Puerto Rico	—	3,746,956	—
Russia	—	3,746,433	—
Saudi Arabia	—	1,674,807	—
South Africa	—	8,217,960	—
Spain	—	9,203,000	—
Sweden	—	6,318,376	—
Switzerland	—	3,881,872	—
Thailand	—	2,108,232	—
Tunisia	—	1,335,890	—
Turkey	—	5,585,903	—
Ukraine	—	2,355,602	—
United Kingdom	—	45,059,765	—
United States	—	416,684,919	—
Vietnam	—	1,547,742	—
Zambia	—	4,394,808	—
Sovereign Bonds
Angola	—	6,168,408	—
Argentina	—	13,055,482	—
Bahrain	—	3,053,415	—
Costa Rica	—	2,962,435	—
Dominican Republic	—	7,303,340	—
Ecuador	—	2,619,006	—
Egypt	—	7,929,486	—
El Salvador	—	2,559,800	—
Gabon	—	2,117,357	—

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    47

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Sovereign Bonds (continued)
Ghana	$—	$6,393,305	$—
Iraq	—	3,355,362	—
Ivory Coast	—	4,972,203	—
Kenya	—	2,086,331	—
Lebanon	—	604,991	—
Mongolia	—	313,369	—
Mozambique	—	1,463,834	—
Nigeria	—	4,658,114	—
Oman	—	1,802,106	—
Pakistan	—	3,718,875	—
Senegal	—	1,144,902	—
South Africa	—	1,833,341	—
Sri Lanka	—	1,672,061	—
Turkey	—	17,473,293	—
Ukraine	—	13,353,557	—
Zambia	—	180,131	—
Common Stocks
Colombia	128,627	—	—
United States	2,578,352	530,503	2,015,580
Warrants
United States	—	25,496	—
Affiliated Mutual Fund	1,201,011	—	—

Total	$3,907,990	$887,455,258	$12,897,003

Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$3,188,155	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(622,446)	$—
Centrally Cleared Credit Default Swap Agreement	—	(3,843,928)	—

Total	$—	$(4,466,374)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Common Stocks

Balance as of 07/31/20	$14,284,911	$2,735,430

Realized gain (loss)	30,207	(3)

Change in unrealized appreciation (depreciation)	751,872	(373,503)

Purchases/Exchanges/Issuances	—	—

Sales/Paydowns	(1,755,000)	(346,344)

Accrued discount/premium	15,449	—

Transfers into Level 3	—	—

Transfers out of Level 3	(2,446,016)	—

Balance as of 01/31/21	$10,881,423	$2,015,580

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$ 776,688	$ (373,503)

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of January 31, 2021	Valuation Methodology	Unobservable Inputs

Bank Loans	$ 7,194,658	Market Approach	EBITDA Multiple

Bank Loans	3,686,765	Market Approach	Single Broker Indicative Quote

Common Stocks	2,015,580	Market Approach	Single Broker Indicative Quote

	$ 12,897,003

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels are as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic

Bank Loans	$2,446,016	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of January 31, 2021 were as follows:

Sovereign Bonds	16.7%
Oil & Gas	15.5
Chemicals	7.5
Telecommunications	7.4
Commercial Services	6.7
Retail	6.3
Entertainment	6.2
Media	5.7

Electric	4.8%
Foods	4.5
Home Builders	3.8
Healthcare-Services	3.7
Diversified Financial Services	3.6
Auto Manufacturers	3.4
Pipelines	2.5
Computers	2.4

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    49

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Industry Classification (continued):

Pharmaceuticals	2.3%
Aerospace & Defense	2.1
Banks	2.1
Building Materials	2.0
Engineering & Construction	2.0
Mining	1.9
Real Estate	1.8
Software	1.7
Lodging	1.6
Miscellaneous Manufacturing	1.6
Real Estate Investment Trusts (REITs)	1.5
Packaging & Containers	1.5
Auto Parts & Equipment	1.4
Machinery-Diversified	1.2
Internet	1.0
Gas	0.9
Distribution/Wholesale	0.8
Agriculture	0.8
Advertising	0.7
Insurance	0.6
Oil, Gas & Consumable Fuels	0.4
Transportation	0.4

Beverages	0.4%
Airlines	0.4
Leisure Time	0.3
Holding Companies-Diversified	0.3
Electric Utilities	0.3
Apparel	0.3
Electrical Components & Equipment	0.3
Electronics	0.2
Affiliated Mutual Fund	0.2
Energy-Alternate Sources	0.2
Iron/Steel	0.1
Hotels, Restaurants & Leisure	0.1
Household Products/Wares	0.0 *
Construction & Engineering	0.0 *

134.1
Liabilities in excess of other assets	(34.1)

100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk and foreign exchange contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of January 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	—	$ —	Due from/to broker-variation margin swaps	$3,843,928*

See Notes to Financial Statements.

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Unaffiliated investments	$25,496	—	$—
	Unrealized appreciation on OTC forward foreign currency exchange		Unrealized depreciation on OTC forward foreign currency exchange
Foreign exchange contracts	contracts	3,188,155	contracts	622,446

		$3,213,651		$4,466,374

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended January 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$(11,502,411)
Foreign exchange contracts	(16,229,952)	—

Total	$(16,229,952)	$(11,502,411)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Forward Currency Exchange Contracts	Swaps

Credit contracts	$ —	$ —	$5,974,936
Equity contracts	25,496	—	—
Foreign exchange contracts	—	10,619,717	—
Total	$25,496	$10,619,717	$5,974,936

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    51

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

For the six months ended January 31, 2021, the Fund’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts— Purchased(1)

	$191,325,156

Forward Foreign Currency Exchange Contracts—Sold(1)		Credit Default Swap Agreements— Buy Protection(2)

$380,860,236		$90,124,133

(1)	Value at Settlement Date.
(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the six months ended January 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

	Gross Amounts of	Gross Amounts of	Net Amounts of
	Recognized	Recognized	Recognized	Collateral
Counterparty	Assets(1)	Liabilities(1)	Assets/(Liabilities)	Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$ 7,364	$ (5,760)	$ 1,604	$ —	$1,604
Barclays Bank PLC	1,823	—	1,823	—	1,823
Citibank, N.A.	54,922	(54,204)	718	—	718
JPMorgan Chase Bank, N.A.	3,119,624	(201,238)	2,918,386	(2,918,386)	—
Morgan Stanley & Co. International PLC	4,357	(361,244)	(356,887)	356,887	—
The Toronto-Dominion Bank	65	—	65	—	65
	$3,188,155	$(622,446)	$2,565,709	$(2,561,499)	$4,210

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Statement of Assets and Liabilities  (unaudited)

as of January 31, 2021

Assets

Investments at value:
Unaffiliated investments (cost $873,802,285)	$903,059,240
Affiliated investments (cost $1,201,011)	1,201,011
Cash	2,239,603
Foreign currency, at value (cost $209,085)	209,153
Cash segregated for counterparty - OTC	440,000
Receivable for investments sold	14,367,315
Dividends and interest receivable	13,716,973
Deposit with broker for centrally cleared/exchange-traded derivatives	4,830,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,188,155
Tax reclaim receivable	3,783
Prepaid expenses and other assets	63,712

Total Assets	943,318,945

Liabilities

Loan payable	254,000,000
Payable for investments purchased	13,287,958
Management fee payable	667,447
Unrealized depreciation on OTC forward foreign currency exchange contracts	622,446
Interest payable	175,012
Accrued expenses and other liabilities	80,450
Due to broker—variation margin swaps	58,553
Deferred directors’ fees and directors’ fees payable	50,664
Exchange listing fees payable	21,145

Total Liabilities	268,963,675

Net Assets	$674,355,270

Net assets were comprised of:
Common stock, at par	$40,924
Paid-in capital in excess of par	775,060,933
Total distributable earnings (loss)	(100,746,587)

Net assets, January 31, 2021	$674,355,270

Net asset value and redemption price per share
($674,355,270 ÷ 40,923,879 shares of common stock issued and outstanding)	$16.48

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    53

Statement of Operations  (unaudited)

Six Months Ended January 31, 2021

Net Investment Income (Loss)
Income
Interest income (net of $10,081 foreign withholding tax)	$27,845,763
Affiliated dividend income	13,065

Total income	27,858,828

Expenses
Management fee	3,791,735
Interest expense	1,080,723
Custodian and accounting fees	72,005
Legal fees and expenses	37,071
Shareholders’ reports	32,296
Audit fee	24,126
Exchange listing fees	21,145
Transfer agent’s fees and expenses	9,240
Directors’ fees	8,782
Miscellaneous	8,025

Total expenses	5,085,148

Net investment income (loss)	22,773,680

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(13,673,896)
Forward currency contract transactions	(16,229,952)
Swap agreement transactions	(11,502,411)
Foreign currency transactions	1,962,468

(39,443,791)

Net change in unrealized appreciation (depreciation) on:
Investments	66,152,299
Forward currency contracts	10,619,717
Swap agreements	5,974,936
Foreign currencies	(109,160)

82,637,792

Net gain (loss) on investment and foreign currency transactions	43,194,001

Net Increase (Decrease) In Net Assets Resulting From Operations	$65,967,681

See Notes to Financial Statements.

Statements of Changes in Net Assets  (unaudited)

	Six Months Ended January 31, 2021	Year Ended July 31, 2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$22,773,680	$45,198,722
Net realized gain (loss) on investment and foreign currency transactions	(39,443,791)	28,092,886
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	82,637,792	(68,666,623)

Net increase (decrease) in net assets resulting from operations	65,967,681	4,624,985

Dividends and Distributions
Distributions from distributable earnings	(25,782,044)	(51,359,468)

Total increase (decrease)	40,185,637	(46,734,483)

Net Assets:

Beginning of period	634,169,633	680,904,116

End of period	$674,355,270	$634,169,633

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    55

Statement of Cash Flows  (unaudited)

For the Six Months Ended January 31, 2021

Cash Flows Provided by / (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$65,967,681

Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting From Operations to Net Cash Provided by / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments	212,263,325
Purchases of long-term portfolio investments	(236,697,904)
Net proceeds (purchases) of short-term portfolio investments	16,552,155
Net premiums (paid) received for swap agreements	(5,527,475)
Amortization of premium and accretion of discount on portfolio investments	(1,353,202)
Net realized (gain) loss on investment transactions	13,673,896
Net realized (gain) loss on swap agreement transactions	11,502,411
Net realized (gain) loss on forward and cross currency contracts	16,229,952
Net realized (gain) loss on foreign currency transactions	(1,962,468)
Net change in unrealized (appreciation) depreciation on investments	(66,152,299)
Net change in unrealized (appreciation) depreciation on swap agreements	(5,974,936)
Net change in unrealized (appreciation) depreciation on forward and cross currency contracts	(10,619,717)
Net change in unrealized (appreciation) depreciation on foreign currencies	109,160
(Increase) Decrease in Assets:
Receivable for investments sold	(12,483,191)
Dividends and interest receivable	(34,117)
Tax reclaim receivable	1
Prepaid expenses and other assets	(63,712)
Increase (Decrease) in Liabilities:
Payable for investments purchased	5,833,267
Management fee payable	62,485
Interest payable	219
Accrued expenses and other liabilities	(129,407)
Due to broker - variation margin swaps	58,553
Deferred directors’ fees and directors’ fees payable	(1,437)
Exchange listing fee payable	21,145
Dividends Payable	(102,241)

Total adjustments	(64,795,537)

Net cash provided by (used for) operating activities	1,172,144

Effect of exchange rate changes on cash	(14,376,644)

Net Cash Provided by (Used For) Financing Activities:
Increase in borrowing	30,000,000
Cash paid on distributions from distributable earnings	(25,782,044)

Net cash provided by (used for) financing activities	4,217,956

Net increase (decrease) in cash and restricted cash, including foreign currency	(8,986,544)
Cash and restricted cash at beginning of period, including foreign currency	16,705,300

Cash and Restricted Cash at End of Period, Including Foreign Currency	$7,718,756

See Notes to Financial Statements.

Reconciliation of cash and restricted cash reported with the Statement of Assets and Liabilities to the Statement of Cash Flows:

	January 31, 2021	July 31, 2020

Cash	$2,239,603	$204,219
Foreign currency, at value	209,153	353,825
Restricted Cash:
Cash segregated for counterparty - OTC	440,000	7,840,000
Deposit with broker for centrally cleared/exchange-traded derivatives	4,830,000	8,244,000
Due from broker-variation margin swaps	—	63,256

Total cash and restricted cash	$7,718,756	$16,705,300

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    57

Notes to Financial Statements  (unaudited)

1.	Organization

PGIM Global High Yield Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on July 23, 2012.

The investment objective of the Fund is to provide a high level of current income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or sell Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain

PGIM Global High Yield Fund, Inc.    59

Notes to Financial Statements  (unaudited) (continued)

derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency. The cash amounts pledged for forward currency contracts are considered restricted cash and are included in “Cash segregated for counterparty - OTC” in the Statement of Assets and Liabilities.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from

PGIM Global High Yield Fund, Inc.    61

Notes to Financial Statements  (unaudited) (continued)

the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in “Due from broker-variation margin swaps” and “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Fund is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and

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Notes to Financial Statements  (unaudited) (continued)

identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants: The Fund held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments.

The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of common stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. If necessary, the Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PGIM Investments, adopt a managed distribution policy in the future.

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Notes to Financial Statements  (unaudited) (continued)

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited (each a “subadviser” and collectively the “subadvisers”).

The management fee paid to the Manager is accrued daily and payable monthly, at an annual rate of 0.85% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PGIM Investments, PGIM Limited and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. For the reporting period ended January 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended January 31, 2021, were $224,423,152 and $198,831,792, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the reporting period ended January 31, 2021, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund (1)(wb)
$17,753,166	$116,022,250	$132,574,405	$—	$—	$1,201,011	1,201,011	$13,065

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6.	Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of January 31, 2021 were as follows:

Tax Basis	$877,188,014

Gross Unrealized Appreciation	62,705,650
Gross Unrealized Depreciation	(36,911,632)

Net Unrealized Appreciation	$ 25,794,018

The GAAP basis may differ from tax basis due to certain tax-related adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2020 of approximately $86,646,000 which can be carried forward for an unlimited period. The Fund utilized approximately $24,162,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2020. No capital gains distributions are expected to be paid to stockholders until net gains have been realized in excess of such losses.

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Notes to Financial Statements  (unaudited) (continued)

The Fund elected to treat late year losses of approximately $3,262,000 as having been incurred in the following fiscal year July 31, 2021.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2020 are subject to such review.

7.	Capital and Ownership

There are 1 billion shares of $0.001 par value common stock authorized. As of January 31, 2021, Prudential owned 10,465 shares of the Fund.

For the reporting period ended January 31, 2021, the Fund did not issue any shares of common stock in connection with the Fund’s dividend reinvestment plan.

8.	Borrowings and Re-hypothecation

The Fund has entered into a committed credit facility agreement (the “Credit Facility”) with BNP Paribas Prime Brokerage, Inc. (the “Financial Institution”), pursuant to which the Fund may borrow up to a maximum commitment of $300 million. The Fund will pay interest in the amount of 0.75% plus the 1-month U.S. Dollar London Interbank Offered Rate (LIBOR) on the amount outstanding. Such interest expenses, as well as fees for the Credit Facility (including commitment fees for any portion of the Credit Facility not drawn upon at any time during the period), are disclosed in the Statement of Operations under Interest and Miscellaneous expense, respectively. The Fund’s obligations under the Credit Facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed and are indicated in the Schedule of Investments. The purpose of the Credit Facility is to provide the Fund with portfolio leverage and to meet its general cash flow requirements. If the Fund fails to meet certain requirements or maintain other financial covenants required under the Credit Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding.

The Fund utilized the credit facility during the reporting period ended January 31, 2021. The average daily outstanding loan balance for the 184 days that the Fund utilized the facility during the period was $237,260,870, borrowed at a weighted average interest rate of 0.89%. The maximum loan balance outstanding during the period was $254,000,000. At January 31, 2021, the Fund had an outstanding loan balance of $254,000,000.

Re-hypothecation: The credit facility permits, subject to certain conditions, the Financial Institution to re-hypothecate, a portion of the portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the Financial Institution on demand. If the Financial Institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the Financial Institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the Financial Institution, the Fund, upon notice to the Financial Institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the Financial Institution in connection with the re-hypothecation of portfolio securities which reduces the interest expense on borrowings. Such earnings are disclosed in the Statement of Operations under Interest income. For the reporting period ended January 31, 2021, there were no earnings to be disclosed.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by stockholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC

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Notes to Financial Statements  (unaudited) (continued)

derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

General, Market and Economic Risks: Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions (including those associated with the recent pandemic outbreak of coronavirus (COVID-19“)). International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics and pandemics such as the outbreak of infectious diseases like the recent outbreak of COVID-19 globally or the 2014-2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures, as well as any additional future regulatory actions, is not yet known and cannot be predicted. Legislation or regulation may also change the way in which the Fund itself is regulated and could limit or preclude the Fund’s ability to achieve it investment objective. The current domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Because the market price of the Common Shares will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the market price of the Common Shares decreases. As with any security, a complete loss of your investment is possible.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Investment and Market Risk: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund. Securities held by the Fund are generally traded in over-the-counter markets. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, if the current global economic downturn continues or deteriorates further, the ability of issuers to service their obligations could be materially and adversely affected. The Common Shares that a shareholder purchases at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Any such decrease in value could have a material adverse impact on the Fund’s business, financial condition and results of operations. The Fund anticipates using leverage, which will magnify this risk.

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Notes to Financial Statements  (unaudited) (continued)

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1⁄3% (as determined immediately after borrowing) of the Fund’s investable assets. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Fund as well as loan facilities used by a Fund. As such, the potential impact of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investment for any reason, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade order of a given size. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the Subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging

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Notes to Financial Statements  (unaudited) (continued)

relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule is scheduled to take effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

11.	Subsequent Event

Dividends to stockholders: On February 26, 2021, the Fund declared monthly dividends of $0.105 per share payable on March 31, 2021, April 30, 2021 and May 28, 2021, respectively, to stockholders of record on March 12, 2021, April 16, 2021 and May 14, 2021, respectively. The ex-dates are March 11, 2021, April 15, 2021 and May 13, 2021, respectively.

Financial Highlights (unaudited)

	Six Months Ended January 31,		Year Ended July 31,
	2021(a)		2020(a)	2019(a)	2018(a)	2017(a)	2016

Per Share Operating Performance:
Net Asset Value, Beginning of Period	$15.50		$16.64	$16.17	$16.57	$16.58	$17.07
Income (loss) from investment operations:
Net investment income (loss)	0.56		1.10	0.91	0.86	0.97	1.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.05		(0.98)	0.64	(0.22)	0.21	(0.18)
Total from investment operations	1.61		0.12	1.55	0.64	1.18	0.85
Less Dividends and Distributions:
Dividends from net investment income	(0.63)		(1.26)	(1.08)	(0.93)	(1.19)	(1.34)
Tax return of capital distributions	-		-	-	(0.11)	-	-
Total dividends and distributions	(0.63)		(1.26)	(1.08)	(1.04)	(1.19)	(1.34)
Net asset value, end of period	$16.48		$15.50	$16.64	$16.17	$16.57	$16.58
Market price, end of period	$14.47		$13.18	$14.52	$13.63	$15.11	$15.38
Total Return(b):	14.92%		(0.40)%	15.12%	(2.96)%	6.31%	14.69%

Ratios/Supplemental Data:
Net assets, end of period (000)	$674,355		$634,170	$680,904	$661,572	$678,219	$678,556
Average net assets (000)	$647,911		$634,188	$657,922	$666,960	$678,323	$669,729
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	1.56	%(e)	1.99%	2.56%	2.15%	1.94%	1.74%
Expenses before waivers and/or expense reimbursement(d)	1.56	%(e)	1.99%	2.56%	2.15%	1.94%	1.74%
Net investment income (loss)	6.97	%(e)	7.13%	5.68%	5.30%	5.86%	6.27%
Portfolio turnover rate(f)	23%		49%	96%	67%	66%	59%
Asset coverage	365%		383%	340%	356%	368%	342%
Total debt outstanding at period-end (000)	$254,000		$224,000	$284,000	$258,000	$253,000	$280,000

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Includes interest expense of 0.33% for the six months ended January 31, 2021, interest expense of 0.75% and a tax expense of 0.01% for the year ended July 31, 2020, interest expense of 1.28% and a tax expense of 0.01% for the year ended July 31, 2019, interest expense of 0.91% for the year ended July 31, 2018, interest expense of 0.64% and a tax expense of 0.04% for the year ended July 31, 2017, interest expense of 0.45% and a tax expense of 0.02% for the year ended July 31, 2016.

(e)	Annualized.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.    75

Financial Highlights (unaudited) (continued)

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Other Information (unaudited)

Dividend Reinvestment Plan. Unless a holder of common stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional common stock. The holders of common stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the common stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of common stock and may re-invest that cash in additional common stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common stock. The common stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common stock from the Fund (“Newly Issued common stock”) or (ii) by purchase of outstanding common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the common stock plus per share fees (as defined below) is equal to or greater than the NAV per share of common stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued common stock on behalf of the participants. The number of Newly Issued common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of common stock on the payment date, provided that, if the NAV per share of common stock is less than or equal to 95% of the closing market price per share of common stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common stock on the payment date. If, on the payment date for any Dividend, the NAV per share of common stock is greater than the closing market value per share of common stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of common stock acquired on behalf of the participants in Open-Market Purchases.

“Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

PGIM Global High Yield Fund, Inc.	77

Other Information (unaudited) (continued)

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of common stock exceeds the NAV per share of common stock, the average per share purchase price paid by the Plan Administrator for common stock may exceed the NAV per share of the common stock, resulting in the acquisition of fewer shares of common stock than if the Dividend had been paid in Newly Issued common stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common stock at the NAV per share of common stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of common stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of common stock such as banks, brokers or nominees that hold shares of common stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of common stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of common stock, the Plan

78

Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of common stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of common stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/ investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of common stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of common stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of common stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

PGIM Global High Yield Fund, Inc.	79

Other Information (unaudited) (continued)

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000, by calling (toll free) 800-451-6788 or through the Plan Administrator’s website www.computerhsare.com/investor.

80

Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice (Prudential), and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. The people who are authorized to have access to your personal information need it to do their jobs, and we require them to keep that information secure and confidential.

Personal Information We Collect

We collect your personal information when you fill out applications and other forms, when you enter personal details on our websites, when you respond to our emails, and when you provide us information over the telephone. We also collect personal information that others give us about you. This information includes, for example:

•	name
•	address, email address, telephone number, and other contact information
•	income and financial information
•	Social Security number
•	transaction history
•	medical information for insurance applications
•	consumer reports from consumer reporting agencies
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees

Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing services to you and administrating your account or policy
•	business research and analysis
•	marketing products and services of Prudential and other companies in which you may be interested
•	as required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you and administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

We may share your personal information among Prudential companies so that the Prudential companies can market their products and services to you. We may also share consumer report information among Prudential companies which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing—Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: www.prudential.com/privacyoptout
•	call us at: 1-877-248-4019

If you previously told us since 2016 not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

You are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com. This notice is being provided to customers and former customers of the Prudential companies listed below. Insurance Companies and Insurance Company Separate Accounts The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company

of New Jersey; Prudential Retirement Insurance and Annuity Company (PRIAC); CG Variable Annuity Account I and CG Variable Annuity Account II; Prudential Legacy Insurance Company of New Jersey; All insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC; Assurance IQ, LLC.

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; Prudential Private Placement Investors, L.P., Prudential Customer Solutions LLC; QMA LLC; Jennison Associates LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

PGIM Funds; Prudential Insurance Funds; Prudential Capital Partners, L.P.; Advanced Series Trust; PGIM Private Placement Investors, Inc.; All funds that include the following names: Prudential, PCP, PGIM, PEP, or PCEP

Other Companies

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

D6021	Privacy Ed 1/2021

∎ MAIL	∎ MAIL (OVERNIGHT)	∎ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
∎ WEBSITE
pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling
(800) 451-6788 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Global High Yield Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PGIM GLOBAL HIGH YIELD FUND, INC.

NYSE	GHY
CUSIP	69346J106

PICE1001E2

Item 2 – Code of Ethics – Not required, as this is not an annual filing.

Item 3 – Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 – Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 – Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There has been no significant change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – None.

Item 13 – Exhibits

(a) (1) Code of Ethics – Not required, as this is not an annual filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM Global High Yield Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	March 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	March 17, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	March 17, 2021